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                                                                    Exhibit 23.2

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the use of our report dated July 25, 2002, with respect to the financial statements of Lear Siegler Services, Inc. and Subsidiaries included in this Form 8-K/A and incorporated by reference in the Registration Statements (Forms S-8 No. 333-91053, 33-61230, 333-24063, 333-48791 and Form S-3 No.
333-59203).




                                              /s/ Ernst & Young LLP


McLean, Virginia
November 4, 2002